Exhibit 10.1

FOURTH AMENDMENT

TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

This Fourth Amendment to Second Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of April 30, 2010, by and among ResMed Corp., a Minnesota corporation (“ResMed”), RESMED EAP HOLDINGS INC., a Delaware corporation (“Holdings”), and RESMED MOTOR TECHNOLOGIES INC., a Delaware corporation (“RMT”; ResMed, Holdings and RMT are sometimes referred to herein individually as a “Borrower,” and collectively, as “Borrowers”), RESMED INC., a Delaware corporation, as guarantor, each lender from time to time party to the Loan Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”), and UNION BANK, N.A. (f/k/a UNION BANK OF CALIFORNIA, N.A.), as Administrative Agent (in such capacity, “Agent”).

RECITALS

Borrowers, Agent and the Lenders are parties to that certain Second Amended and Restated Revolving Loan Agreement dated as of March 1, 2006, as amended from time to time prior to the date hereof, including by that certain First Amendment to Second Amended and Restated Revolving Loan Agreement dated as of May 3, 2007, that certain Second Amendment to Second Amended and Restated Revolving Loan Agreement dated as of January 28, 2008 and that certain Third Amendment to Second Amended and Restated Revolving Loan Agreement dated as of February 27, 2009 (collectively, the “Loan Agreement”). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement.

NOW, THEREFORE, the parties agree as follows:

1. All references in the Loan Documents to Borrowers’ and Guarantor’s address at 14040 Danielson Street, Poway, CA 92064-6857, shall mean and refer to 9001 Spectrum Center Blvd., San Diego, CA 92123.

2. Effective as of March 31, 2010, the following defined term in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) EBITDA of Parent and its Subsidiaries, on a consolidated basis, for the fiscal period consisting of the four (4) Fiscal Quarters ended on that date minus Capital Expenditures made by Parent and its Subsidiaries on a consolidated basis during such fiscal period to (b) the sum of (i) Interest Expense of Parent and its Subsidiaries on a consolidated basis for such fiscal period plus (ii) Cash Income Taxes of Parent and its Subsidiaries on a consolidated basis with respect to such fiscal period plus (iii) Cash dividends on Parent’s Common Stock paid during such period plus (iv) the current portion of long-term debt of Parent and its Subsidiaries on a consolidated basis on such date (provided that, notwithstanding the presentation by KPMG, LLP (or other independent public accountants of recognized standing selected by Parent) to the contrary, (x) all Indebtedness owing by Borrowers to Agent and Lenders hereunder, and (y) that portion of the Indebtedness owing by ResMed Limited to HSBC due more than one year from any date of determination, shall not constitute “current portion of long-term debt”) plus (v) the current portion of long-term Capital Lease Obligations of Parent and its Subsidiaries on a consolidated basis on such date.

3. Schedule 2 to Exhibit B to the Loan Agreement is hereby replaced with Schedule 2 attached hereto.

4. No course of dealing on the part of Lenders, Agent or its officers, nor any failure or delay in the exercise of any right under the Loan Documents by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent’s or Lenders’ failure at any time to require strict performance by Borrowers of any provision of any Loan Document shall not affect any right of Lenders or Agent thereafter to demand strict compliance with and performance of such provision. Any suspension or waiver of a right must be in writing signed by an officer of Agent, in accordance with Section 12.2 of the Loan Agreement.

5. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Loan Agreement, as in effect prior to the date hereof. Upon the effectiveness of this Amendment, all references in the Loan Documents to the “Loan Agreement” shall be deemed to refer to the Loan Agreement, as amended by this Amendment.

6. Each Borrower represents and warrants that the representations and warranties contained in Article 4 of the Loan Agreement are true and correct in all material respects as of the date of this Amendment (except such representations and warranties which are by their terms expressly limited to an earlier date, in which case the same were true and correct in all material respects as of such earlier date), and that, after giving effect to this Amendment, no Event of Default has occurred and is continuing.

7. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

(a) this Amendment, duly executed by Borrowers;

(b) all reasonable costs and expenses of the Agent incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(c) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER

RESMED CORP.,

a Minnesota corporation

By: /s/ DAVID PENDARVIS

Name: David Pendarvis

Title: Secretary

Address:

9001 Spectrum Center Blvd.

San Diego, CA 92123

Attn: General Counsel

Telecopier: 858-746-2830

Telephone: 858-746-2400

BORROWER

RESMED EAP HOLDINGS INC.,

a Delaware corporation

By: /s/ DAVID PENDARVIS

Name: David Pendarvis

Title: Secretary

Address:

9001 Spectrum Center Blvd.

San Diego, CA 92123

Attn: General Counsel

Telecopier: 858-746-2830

Telephone: 858-746-2400

BORROWER

RESMED MOTOR TECHNOLOGIES INC.,

a Delaware corporation

By: /s/ DAVID PENDARVIS

Name: David Pendarvis

Title: Secretary

Address:

9001 Spectrum Center Blvd.

San Diego, CA 92123

Attn: General Counsel

Telecopier: 858-746-2830

Telephone: 858-746-2400

GUARANTOR

RESMED INC.,

a Delaware corporation

By: /s/ DAVID PENDARVIS

Name: David Pendarvis

Title: Secretary

Address:

9001 Spectrum Center Blvd.

San Diego, CA 92123

Attn: General Counsel

Telecopier: 858-746-2830

Telephone: 858-746-2400

[Signature Page to Fourth Amendment to Second Amended and Restated Revolving Loan Agreement]

[Signatures Continued on Next Page]

UNION BANK, N.A.,

as Administrative Agent and Lender

By: s/  MARK ADELMAN

Name: Mark Adelman

Title: Vice President

Address:

UNION BANK, N.A.

530 B Street, 4th Floor

San Diego, California 92101

Mail Code: S420

Attention: Mark Adelman VP

Telecopier: (619) 230-3516

Telephone: (619) 230-3766

[Signature Page to Fourth Amendment to Second Amended and Restated Revolving Loan Agreement]

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